GUARANTY AGREEMENT THIS GUARANTY AGREEMENT (this “Guaranty”), dated as of October 28, 2026, by AH REALTY TRUST, LP, a Virginia limited partnership (“Operating Partnership”), and AH REALTY TRUST, INC., a Maryland corporation (the “REIT” and together with Operating Partnership, individually and collectively, jointly and severally, the “Guarantors” and sometimes, individually a “Guarantor”), in favor of PNC BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for itself and all other “Lenders” now or hereafter existing under the Loan Agreement (as hereinafter defined) (together with its successors and assigns, and any successor Administrative Agent under the Loan Agreement, “Administrative Agent”). This Guaranty amends, restates and replaces in its entirety that certain Guaranty Agreement dated as of January 14, 2022 (the “Original Guaranty”), from Operating Partnership (f/k/a Armada Hoffler, L.P.) and REIT (f/k/a Armada Hoffler Properties, Inc.) to and for the benefit of Administrative Agent (as successor to Bank of America, N.A.), on behalf of Lenders (as defined in the “Loan Agreement” defined in the Original Guaranty), provided, however, the execution and delivery of this Guaranty shall not constitute a novation of the indebtedness evidenced by the Original Guaranty. PRELIMINARY STATEMENTS Administrative Agent, certain financial institutions from time to time party thereto (“Lenders”) and HARBOR POINT PARCEL 2 – OFFICE, LLC, HARBOR POINT PARCEL 2 – RETAIL, LLC, and HARBOR POINT PARCEL 2 – TRANSFER STATION, LLC, each a Delaware limited liability company (separately and collectively, jointly and severally, “Borrower”), have entered into, are entering into concurrently herewith, or contemplate entering into, that certain Amended and Restated Term Loan Agreement by and among Borrower, Lenders and Administrative Agent (herein called, as it may hereafter be modified, supplemented, restated, extended, or renewed and in effect from time to time, the “Loan Agreement”), which Loan Agreement sets forth, among other things, the terms and conditions of a loan in the aggregate principal amount of $121,800,000.00 (the “Loan”) to refinance certain indebtedness of Borrower secured by certain land located in the City of Baltimore, Maryland, which is more particularly described in the Mortgage (as hereinafter defined) as the “Premises”. A condition precedent to Administrative Agent’s and Lenders’ obligation to make the Loan to Borrower is Guarantors’ execution and delivery to Administrative Agent and Lenders of this Guaranty. The Loan is, or will be, evidenced by one (1) or more certain Deed of Trust Notes dated as of even date herewith (or of such other date that any additional financial institution becomes a Lender under the Loan Agreement), executed by Borrower and payable to the order of each Lender evidencing the aggregate principal amount of the Loan (such notes, as they may hereafter be renewed, extended, supplemented, increased or modified and in effect from time to time, and all other notes given in substitution therefor, or in modification, renewal, or extension thereof, in whole or in part, are herein collectively called the “Note”) and is secured by that certain Deed of Trust, Assignment of Rents and Leases, Security Agreement and Financing Statement dated as of Exhibit 10.4

2 January 14, 2022, from Borrower to the trustee named therein for the benefit of Administrative Agent (as assignee from Bank of America, N.A.) on behalf of Lenders, and recorded in the Land Records of Baltimore City, Maryland (the “Land Records”) in Book 24275, page 44, as amended and restated by Amended and Restated Deed of Trust, Assignment of Rents and Leases, Security Agreement and Financing Statement of even date herewith and recorded or intended to be recorded among the Land Records, covering Borrower’s fee simple interest in the Premises and other collateral which is more particularly described therein (such deed of trust, as further renewed, extended, supplemented, increased or modified and in effect from time to time, and all other deeds of trust given in substitution therefor, or in modification, renewal or extension thereof, in whole or in part, is herein called the “Mortgage”). Borrower and any Swap Counterparty (as defined in the Mortgage) may from time to time enter into one or more Swap Contracts (as defined in the Loan Agreement). Any capitalized term used and not defined in this Guaranty shall have the meaning given to such term in the Loan Agreement. This Guaranty is one of the Loan Documents described in the Loan Agreement. STATEMENT OF AGREEMENTS For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and as a material inducement to Administrative Agent and Lenders to extend credit to Borrower, Guarantors, jointly and severally, hereby unconditionally and irrevocably guarantee to Administrative Agent and Lenders the timely and full payment and performance of the indebtedness and obligations described below in this Guaranty (collectively called the “Guaranteed Obligations”) (provided, that the Guaranteed Obligations of any Guarantor under this Guaranty shall exclude any Excluded Swap Obligations (as hereinafter defined) with respect to such Guarantor), this Guaranty being upon the following terms and conditions: 1. Guaranty of Payment. Guarantors, jointly and severally, hereby unconditionally and irrevocably guarantee to Administrative Agent and Lenders the punctual payment when due, whether by lapse of time, by acceleration of maturity, or otherwise, of (excluding with respect to any Guarantor, any Excluded Swap Obligations with respect to such Guarantor): (a) all indebtedness, obligations or liabilities now or hereafter owed under any Swap Contract required to be maintained pursuant to the terms of the Loan Agreement, and all renewals, extensions, replacements, modifications, supplements or amendments of such Swap Contract. This Guaranty covers indebtedness, obligations or liabilities, whether presently outstanding or arising subsequent to the date hereof, including all amounts advanced by Lender in stages or installments. The guaranty of Guarantors as set forth in this Section 1 is a continuing guaranty of payment and not a guaranty of collection. The obligations and liability of Guarantors under this Guaranty shall not be limited by the existence (or terms of) any separate guaranty of payment from Guarantors for the benefit of Administrative Agent and Lenders. (b) any and all actual out-of-pocket losses, damages, costs and expenses (including, without limitation, reasonable attorneys’ fees and costs) of any nature or description whatsoever (but excluding [1] consequential damages except to the extent the same are payable by

3 Administrative Agent or any Lender to any third parties and [2] unrealized or speculative losses on the value of the Property) which may at any time be imposed upon, incurred by or suffered by Administrative Agent and/or Lenders, whether or not arising out of causes of action, suits, claims, demands and judgments, as a result of or in connection with: (i) Borrower’s or Guarantors’ fraud, intentional misrepresentation or willful misconduct; (ii) Borrower’s failure to maintain insurance upon the Property, or the intentional waste of the Property, provided there is cash flow available from the Property to pay the same and provided Borrower has not already escrowed sums for payment of the same with Administrative Agent; (iii) any income, revenues, rents, royalties, issues and profits from the Property (A) received by Borrower, directly or indirectly, during the period of any Event of Default under the Loan Documents or after the maturity of the Note (whether by acceleration or otherwise) and (B) not applied to the payment of the sums due under the Loan or to the payment of the expenses of the Property (excluding any management fees or any payments to Borrower, Guarantors or to any Affiliate of Borrower or Guarantors); (iv) any rents from the Property collected more than one (1) month in advance which are not earned at the time of the occurrence of an Event of Default under the Loan Documents and which are not applied to the payment of the sums due under the Loan or to the payment of the expenses of the Property (excluding any management fees or payments to Borrower, Guarantors or to any affiliate of Borrower or Guarantors); (v) any insurance proceeds and condemnation awards with respect to the Property which are not applied in accordance with the provisions of the Loan Documents; (vi) any costs of foreclosure pursuant to the Mortgage or deed in lieu thereof, whether or not the same is consummated; (vii) any material misrepresentation, miscertification or breach of warranty by Borrower or Guarantors with respect to any representation, warranty or certification contained in the Loan Agreement, any of the other Loan Documents, or in any other written certification or agreement delivered by or on behalf of Borrower or Guarantors or any of their respective Affiliates in connection with the Loan; (viii) after the occurrence and during the continuance of an Event of Default or Sweep Date, distributions to the members, partners or shareholders of Borrower or Guarantor of any Rents, security deposits, or other income arising with respect to any property covered by the Mortgage or other Loan Documents which should have been applied against costs and expenses associated with the Property or paid to Administrative Agent pursuant to the Loan Documents; (ix) breach by Borrower of any covenant in the Loan Documents relating to Borrower’s status as a single-purpose entity that results in substantive consolidation of Borrower’s assets with those of another Person in a bankruptcy or insolvency proceeding;

4 (x) a judicial or nonjudicial forfeiture or seizure proceeding is commenced by a Governmental Authority and remains pending with respect to any substantial portion of the Property or any portion of the Property that is material to the operation or valuation of the Property, on the grounds that the Property or any part thereof had been used to commit or facilitate the commission of a criminal offense by any Person, including any tenant, pursuant to any Law, including under the Controlled Substances Act or the Civil Asset Forfeiture Reform Act, regardless of whether or not the Property or the Mortgage shall become subject to forfeiture or seizure in connection therewith; provided, however, that Guarantors shall not have obligations as a result of this Section 1(b)(ix) if (A) Guarantors did not know of the conduct giving rise to such forfeiture or seizure, or (B) upon Guarantors’ learning of such conduct, Guarantors did all that reasonably could be expected under the circumstances to terminate such conduct, as determined by a court of competent jurisdiction in a final, non-appealable judgment; (xi) with the exception of Leases covering all or any part of the Property, any transfer of or creation of a lien on (A) all or any part of the Property or other collateral for the Loan or (B) any direct or indirect ownership interest in Borrower, in any case in violation of the terms of the Loan Documents; and (xii) any default or event of default by Office Borrower under the Constellation Lease that results in (A) the obligation of Successor Landlord (as defined in the Constellation SNDA, hereinafter defined) to cure, or (B) Successor Landlord to be subject to any Offset Right (as defined in the Constellation SNDA) for, such default or event of default pursuant to the terms of that certain Subordination, Non-Disturbance and Attornment Agreement dated as of the Original Closing Date by and among Administrative Agent, Constellation, and Office Borrower (the “Constellation SNDA”), and the amount of such loss or damages to Administrative Agent and Lenders under this clause (xi) shall be deemed to be the amount required to be paid by Successor Landlord to cure such default or event of default and the amount of the offset made by Constellation against payments due and payable under the Constellation Lease subsequent to the Date of Attornment (as defined in the Constellation SNDA) as a result of such default or event of default pursuant to the terms of the Constellation Lease; and (c) (i) One hundred percent (100%) of the principal due under the Note (the “Loan Principal”), (ii) one hundred percent (100%) of all interest (including interest accruing after the commencement of any bankruptcy or insolvency proceeding by or against Borrower, whether or not allowed in such proceeding), fees, charges, (including breakage charges under any Swap Contract relating to the Loan) costs and late charges, if any, now or hereafter due and owing, or which Borrower is obligated to pay, pursuant to the terms of the Note, the Loan Agreement, the Mortgage, any application, agreement, note or other document executed and delivered in connection with any Swap Contract or any Loan Documents, the cost of all insurance required under the Loan Documents, the payment of real estate taxes, assessments, levies and other charges as described in Section 2.1(c) of the Mortgage, all operating expenses required in order to operate the Property in accordance with the Loan Documents, and any collection costs under the Loan Documents (collectively, “Interest and Carry Costs”), and (iii) any indemnification obligations contained in the Loan Documents now or hereafter existing (the “Indemnification Costs” and together with the Loan Principal and Interest and Carry Costs, the “Indebtedness”), in the event that: (A) Borrower fails to comply in all material respects with the provisions of the Loan Documents relating to the transfer of all or any part of the Property; (B) the Property or any part

5 thereof becomes an asset in a voluntary bankruptcy or voluntary insolvency proceeding that is not discharged within ninety (90) days after the commencement thereof; (C) Borrower or Guarantors commence a bankruptcy or other insolvency proceeding that is not discharged within ninety (90) days after the commencement thereof; (D) an involuntary bankruptcy or other insolvency proceeding is commenced against Borrower or Guarantors (by a party other than Administrative Agent or a Lender in its capacity as a Lender under the Loan) and not dismissed on or before the earlier of trial thereon or ninety (90) days; (E) if Borrower, Guarantors, or any Affiliate or agent of Borrower or Guarantors has acted in concert with, or colluded or conspired with any party (other than Administrative Agent or any Lender) to cause the filing of any involuntary bankruptcy or involuntary insolvency proceeding with respect to Borrower or either Guarantor; (F) Borrower or Guarantors files an answer consenting to, or otherwise acquiescing in, or joining in, any involuntary petition filed against it under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency Law, or solicits or causes to be solicited petitioning creditors for any involuntary petition (unless such consent or acquiescence is at Administrative Agent’s or any Lender’s request); (G) any Affiliate, officer, director or representative which directly or indirectly controls Borrower or Guarantors consent to, or acquiescence in, or join in, an application for the appointment of a custodian, receiver, trustee or examiner for Borrower or Guarantors for any portion of the Property (unless such consent or acquiescence is at Administrative Agent’s or any Lender’s request); (H) Borrower or Guarantors makes an assignment for the benefit of creditors or admits, in writing or in any legal proceeding, its insolvency or inability to pay its debts as they become due (it being acknowledged that in the event Borrower admits same only to Administrative Agent or any Lender or enters into a pre-negotiation letter or other similar correspondence with Administrative Agent, such correspondence shall not in and of itself constitute an admission in writing as contemplated herein); (I) Borrower or Guarantors or any Principal (as defined below), or any other Affiliate, or any or all of them shall contest or in any way interfere, directly or indirectly, with any foreclosure of the Mortgage or with any other enforcement of Administrative Agent’s rights, powers or remedies under any of the Loan Documents (whether by making any motion, seeking any extension, asserting any defense, claim, counterclaim or right of offset, seeking any injunction or other restraint, commencing any action, seeking to consolidate any such foreclosure or other enforcement with any other action, or otherwise); (J) the termination of the Constellation Lease for any reason or the Constellation Lease otherwise ceases to be in full force and effect, in each case without Lenders’ prior written consent; or (K) the Property or any part thereof shall become subject to forfeiture to a Governmental Authority, or shall otherwise be seized by a Governmental Authority, pursuant to a court order, a court judgment, or an administrative or other non-judicial determination, on the grounds that the Property or any part thereof had been used to commit or facilitate the commission of a criminal offense by any Person, including any tenant, pursuant to any Law, including under the Controlled Substances Act or the Civil Asset Forfeiture Reform Act, regardless of whether or not the Mortgage shall become subject to forfeiture or seizure in connection therewith. For purposes hereof, “Principal” shall mean each managing member and any member with a majority interest in Borrower or Guarantor. 2. Intentionally Omitted. 3. Primary Liability of Guarantors. (a) This Guaranty is an absolute, irrevocable and unconditional guaranty of payment and performance of the Guaranteed Obligations. Guarantors shall be liable for the

6 payment and performance of the Guaranteed Obligations as a primary obligor. This Guaranty shall be effective as a waiver of, and Guarantors hereby expressly waive, any and all rights to which Guarantors may otherwise have been entitled under any suretyship Laws in effect from time to time, including any right or privilege, whether existing under statute, at Law or in equity, to require Administrative Agent or Lenders to take prior recourse or proceedings against any collateral, security or Person (hereinafter defined) whatsoever. (b) Guarantors hereby agree that in the event of (i) an Event of Default under the Loan Agreement, (ii) default by Borrower in payment or performance of the Guaranteed Obligations, or any part thereof, when such indebtedness or performance becomes due, either by its terms or as the result of the exercise of any power to accelerate (which default is not cured prior to the expiration of any applicable cure period); (iii) the failure of Guarantors to perform completely and satisfactorily the covenants, terms and conditions of any of the Guaranteed Obligations; (iv) dissolution or insolvency of Guarantors; (v) the inability of Guarantors to pay debts as they mature; (vi) an assignment by Guarantors for the benefit of creditors; (vii) the institution of any proceeding by or against Guarantors in bankruptcy or for a reorganization or an arrangement with creditors, or for the appointment of a receiver, trustee or custodian for any of them or for any of their respective properties which, if filed against Guarantors shall be consented to by Guarantors or remain undismissed for a period of ninety (90) days after filing; (viii) the failure of Guarantors to comply with the financial covenants set forth in Section 18(b); (ix) the determination by Administrative Agent in good faith that a material adverse change has occurred in the financial condition of Guarantors which could reasonably be expected, in the aggregate, to impair Guarantors’ ability to pay or perform Guarantors’ indebtedness, duties and obligations with respect to the Loan; (x) the entry of a judgment or judgments against Guarantors either separately or in the aggregate in excess of One Million Dollars ($1,000,000) which is or are not insured or indemnified against to Administrative Agent’s complete satisfaction and the same shall remain undischarged for a period of thirty (30) days during which time execution shall not be effectively stayed; (xi) a writ or order of attachment, levy or garnishment involving separately or in the aggregate in excess of One Million Dollars ($1,000,000) is issued against Guarantors and shall not be released within sixty (60) days of issuance; or (xii) the falsity in any material respect of, or any material omission in, any representation made to Administrative Agent or Lenders by Guarantors (individually and collectively an “Event of Default”); then upon the occurrence of such Event of Default, the Guaranteed Obligations, for purposes of this Guaranty, shall be deemed immediately due and payable at the election of Administrative Agent, and Guarantors shall, on demand and without presentment, protest, notice of protest, further notice of nonpayment or of dishonor, default or nonperformance, or notice of acceleration or of intent to accelerate, or any other notice whatsoever, without any notice having been given to Guarantors previous to such demand of the acceptance by Administrative Agent and Lenders of this Guaranty, and without any notice having been given to Guarantors previous to such demand of the creating or incurring of such indebtedness or of such obligation to perform, all such notices being hereby waived by Guarantors, pay the amount due to Administrative Agent and Lenders or perform or observe the agreement, covenant, term or condition, as the case may be, and pay all damages and all costs and expenses that may arise in consequence of such Event of Default (including, without limitation, all reasonable attorneys’ fees and expenses, investigation costs, court costs, and any and all other costs and expenses incurred by Administrative Agent and Lenders in connection with the collection and enforcement of the Note or any other Loan Document), whether or not suit is filed thereon, or whether at maturity or by acceleration, or whether before or after maturity, or whether in

7 connection with bankruptcy, insolvency or appeal. It shall not be necessary for Administrative Agent or Lenders, in order to enforce such payment or performance by Guarantors, first to institute suit or pursue or exhaust any rights or remedies against Borrower or others liable on such indebtedness or for such performance, or to institute suit or pursue or exhaust any rights or remedies against Borrower and all other Guarantors or other sureties of the Guaranteed Obligations or to enforce any rights against any security that shall ever have been given to secure such indebtedness or performance, or to join Borrower, or any others liable for the payment or performance of the Guaranteed Obligations or any part thereof in any action to enforce this Guaranty, or to resort to any other means of obtaining payment or performance of the Guaranteed Obligations; provided, however, that nothing herein contained shall prevent Administrative Agent or Lenders from suing on the Note or foreclosing the Mortgage or from exercising any other rights thereunder, and if such foreclosure or other remedy is availed of, only the net proceeds therefrom, after deduction of all charges and expenses of every kind and nature whatsoever, shall be applied in any order selected by Administrative Agent in its sole discretion in reduction of the amount due on the Note, any other Note, the Mortgage or any other Loan Document, and Administrative Agent and Lenders shall not be required to institute or prosecute proceedings to recover any deficiency as a condition of payment hereunder or enforcement hereof. At any sale of the Property or other collateral given for the Indebtedness or any part thereof, whether by foreclosure or otherwise, Administrative Agent or any Lender may at its discretion purchase all or any part of the Property or collateral so sold or offered for sale for its own account and may, in payment of the amount bid therefor, deduct such amount from the balance due it pursuant to the terms of the Note, any other Note, the Mortgage and the other Loan Documents. (c) Suit may be brought or demand may be made against Borrower or against all parties who have signed this Guaranty or any other guaranty covering all or any part of the Guaranteed Obligations or other obligations of Borrower under the Loan Documents, or against any one or more of them, separately or together, or against any other Person, without impairing the rights of Administrative Agent or Lenders against any party hereto. Any time that Administrative Agent is entitled to exercise its rights or remedies hereunder, it may in its discretion elect to demand payment and/or performance, as applicable, of the Guaranteed Obligations. If Administrative Agent elects to demand performance, it shall at all times thereafter have the right to demand payment until all of the Guaranteed Obligations have been paid and performed in full. If Administrative Agent elects to demand payment, it shall at all times thereafter have the right to demand performance until all of the Guaranteed Obligations have been paid and performed in full. 4. Certain Agreements and Waivers by Guarantors. (a) Guarantors hereby agree that neither Administrative Agent’s rights or remedies nor Guarantors’ obligations under the terms of this Guaranty shall be released, diminished, impaired, reduced or affected by any one or more of the following events, actions, facts, or circumstances, and the liability of Guarantors under this Guaranty shall be absolute, irrevocable and unconditional irrespective of: (i) any limitation of liability or recourse in any other Loan Document or arising under any Law;

8 (ii) any claim or defense that this Guaranty was made without consideration or is not supported by adequate consideration; (iii) the taking or accepting of any other security or guaranty for, or right of recourse with respect to, any or all of the Guaranteed Obligations; (iv) any homestead exemption or any other exemption under applicable Law; (v) any release, surrender, abandonment, exchange, alteration, sale or other disposition, subordination, deterioration, waste, failure to protect or preserve, impairment, or loss of, or any failure to create or perfect any lien or security interest with respect to, or any other dealings with, any collateral or security at any time existing or purported, believed or expected to exist in connection with any or all of the Guaranteed Obligations, including any impairment of Guarantors’ recourse against any Person or collateral; (vi) whether express or by operation of Law, any partial release of the liability of Guarantors hereunder, or if one or more other guaranties are now or hereafter obtained by Administrative Agent or Lenders covering all or any part of the Guaranteed Obligations, any complete or partial release of any one or more of such guarantors under any such other guaranty, or any complete or partial release of Borrower or any other party liable, directly or indirectly, for the payment or performance of any or all of the Guaranteed Obligations or any other Person; (vii) the insolvency, bankruptcy, disability, dissolution, liquidation, termination, receivership, reorganization, merger, consolidation, change of form, structure or ownership, sale of all assets, or lack of corporate, partnership or other power of Borrower or any other party at any time liable for the payment or performance of any or all of the Guaranteed Obligations or any other Person; (viii) either with or without notice to or consent of Guarantors: any renewal, extension, modification, supplement, subordination or rearrangement of the terms of any or all of the Guaranteed Obligations and/or any of the Loan Documents, including, without limitation, material alterations of the terms of payment (including changes in maturity date(s) and interest rate(s)) or performance (including changes in the applicable Plans and other terms or aspects of construction of the Improvements) or any other terms thereof, or any waiver, termination, or release of, or consent to departure from, any of the Loan Documents or any other guaranty of any or all of the Guaranteed Obligations, or any adjustment, indulgence, forbearance, or compromise that may be granted from time to time by Administrative Agent or Lenders to Borrower, Guarantors, and/or any other party at any time liable for the payment or performance of any or all of the Guaranteed Obligations or any other Person; (ix) any neglect, lack of diligence, delay, omission, failure, or refusal of Administrative Agent or Lenders to take or prosecute (or in taking or prosecuting) any action for the collection or enforcement of any of the Guaranteed Obligations, or to foreclose or take or prosecute any action to foreclose (or in foreclosing or taking or prosecuting any action to foreclose) upon any security therefor, or to exercise (or in exercising) any other right or power with respect to any security therefor, or to take or prosecute (or in taking or prosecuting) any action in

9 connection with any Loan Document, or any failure to sell or otherwise dispose of in a commercially reasonable manner any collateral securing any or all of the Guaranteed Obligations; (x) any failure of Administrative Agent or Lenders to notify Guarantors of any creation, renewal, extension, rearrangement, modification, supplement, subordination, or assignment of the Guaranteed Obligations or any part thereof, or of any Loan Document, or of any release of or change in any security, or of any other action taken or refrained from being taken by Administrative Agent or Lenders against Borrower or any other Person or any security or other recourse, or of any new agreement between Administrative Agent or Lenders and Borrower, it being understood that neither Administrative Agent nor Lenders shall be required to give Guarantors any notice of any kind under any circumstances with respect to or in connection with the Guaranteed Obligations, any and all rights to notice Guarantors may have otherwise had being hereby waived by Guarantors, and Guarantors shall be responsible for obtaining for itself information regarding Borrower, including, but not limited to, any changes in the business or financial condition of Borrower, and Guarantors acknowledge and agree that neither Administrative Agent nor Lenders shall have any duty to notify Guarantors of any information which Administrative Agent or Lenders may have concerning Borrower; (xi) if for any reason Administrative Agent or any Lender is required to refund any payment by Borrower to any other party liable for the payment or performance of any or all of the Guaranteed Obligations or pay the amount thereof to someone else or any other Person; (xii) the making of advances by Administrative Agent or any Lender to protect its interest in the Property, preserve the value of the Property or for the purpose of performing any term or covenant contained in any of the Loan Documents; (xiii) the existence of any claim, counterclaim, setoff or other right that Guarantors may at any time have against Borrower, Administrative Agent, Lenders or any other Person, whether or not arising in connection with this Guaranty, the Note, the Loan Agreement, the Environmental Agreement or any other Loan Document; (xiv) the unenforceability of all or any part of the Guaranteed Obligations against Borrower, whether because the Guaranteed Obligations exceed the amount permitted by Law or violate any usury Law, or because the act of creating the Guaranteed Obligations, or any part thereof, is ultra vires, or because the officers or Persons creating the Guaranteed Obligations acted in excess of their authority, or because of a lack of validity or enforceability of or defect or deficiency in any of the Loan Documents, or because Borrower has any valid defense, claim or offset with respect thereto, or because Borrower’s obligation ceases to exist by operation of Law, or because of any other reason or circumstance, it being agreed that Guarantors shall remain liable hereon regardless of whether Borrower or any other Person be found not liable on the Guaranteed Obligations, or any part thereof, for any reason (and regardless of any joinder of Borrower or any other party in any action to obtain payment or performance of any or all of the Guaranteed Obligations); (xv) any order, ruling or plan of reorganization emanating from proceedings under Title 11 of the United States Code with respect to Borrower or any other Person,

10 including any extension, reduction, composition, or other alteration of the Guaranteed Obligations, whether or not consented to by Administrative Agent or Lenders; (xvi) any other condition, event, omission, action or inaction that would in the absence of this paragraph result in the release or discharge of Guarantors from the performance or observance of any obligation, covenant or agreement contained in this Guaranty, any other guaranty or any other agreement; (xvii) any early termination of any of the Guaranteed Obligations; (xviii) Administrative Agent’s enforcement or forbearance from enforcement of the Guaranteed Obligations on a net or gross basis; (xix) the benefits of the provisions of Sections 49-25 and 49-26 of the Code of Virginia; or (xx) any invalidity, irregularity or unenforceability in whole or in part (including with respect to any netting provision) of any Swap Contract relating to the Loan or any other Loan or any confirmation, instrument or agreement required thereunder or related thereto, or any transaction entered into thereunder, or any limitation on the liability of Borrower thereunder or any limitation on the method or terms of payment thereunder which may now or hereafter be caused or imposed in any manner whatsoever. (b) In the event any payment by Borrower or any other Person to Administrative Agent or any Lender is held to constitute a preference, fraudulent transfer or other voidable payment under any bankruptcy, insolvency or similar Law, or if for any other reason Administrative Agent or any Lender is required to refund such payment or pay the amount thereof to any other party, such payment by Borrower or any other Person to Administrative Agent or such Lender shall not constitute a release of Guarantors from any liability hereunder, and this Guaranty shall continue to be effective or shall be reinstated (notwithstanding any prior release, surrender or discharge by Administrative Agent or Lenders of this Guaranty or of Guarantors), as the case may be, with respect to, and this Guaranty shall apply to, any and all amounts so refunded by Administrative Agent or such Lender or paid by Administrative Agent or such Lender to another Person (which amounts shall constitute part of the Guaranteed Obligations), and any interest paid by Administrative Agent or such Lender and any attorneys’ fees, costs and expenses paid or incurred by Administrative Agent or such Lender in connection with any such event. It is the intent of Guarantors, Administrative Agent and Lenders that the obligations and liabilities of Guarantors hereunder are absolute, irrevocable and unconditional under any and all circumstances and that until the Guaranteed Obligations are fully and finally paid and performed, and not subject to refund or disgorgement, the obligations and liabilities of Guarantors hereunder shall not be discharged or released, in whole or in part, by any act or occurrence that might, but for the provisions of this Guaranty, be deemed a legal or equitable discharge or release of a guarantor. Administrative Agent on behalf of Lenders shall be entitled to continue to hold this Guaranty in its possession for a period of one year from the date the Guaranteed Obligations are paid and performed in full and for so long thereafter as may be necessary to enforce any obligation of Guarantors hereunder and/or to exercise any right or remedy of Administrative Agent or Lenders hereunder.

11 (c) If acceleration of the time for payment of any amount payable by Borrower under the Note or by Borrower under the Loan Agreement or any other Loan Document or any other Person is stayed or delayed by any Law or tribunal, all Guaranteed Obligations shall nonetheless be payable and performable by Guarantors on demand by Administrative Agent (excluding as to any Guarantor, any amounts that constitute Excluded Swap Obligations with respect to such Guarantor). (d) Guarantors’ obligations shall not be affected, impaired, lessened or released by loans, credits or other financial accommodations now existing or hereafter advanced by Administrative Agent to Borrower in excess of the Guaranteed Obligations. All payments, repayments and prepayments of the Loan, whether voluntary or involuntary, received by Administrative Agent from Borrower, any other Person or any other source (other than from Guarantors pursuant to a demand by Administrative Agent hereunder), and any amounts realized from any collateral for the Loan, shall be deemed to be applied first to any portion of the Loan which is not covered by this Guaranty, and last to the Guaranteed Obligations, and this Guaranty shall bind Guarantors to the extent of any Guaranteed Obligations that may remain owing to Administrative Agent. Administrative Agent shall have the right to apply any sums paid by Guarantors to any portion of the Loan in Administrative Agent’s sole and absolute discretion. 5. Subordination. If, for any reason whatsoever, Borrower is now or hereafter becomes indebted to Guarantors: (a) such indebtedness and all interest thereon and all liens, security interests and rights now or hereafter existing with respect to property of Borrower securing such indebtedness shall, at all times, be subordinate in all respects to the Guaranteed Obligations and to all liens, security interests and rights now or hereafter existing to secure the Guaranteed Obligations; (b) Guarantors shall not be entitled to enforce or receive payment, directly or indirectly, of any such indebtedness of Borrower to Guarantors until the Guaranteed Obligations have been fully and finally paid and performed; (c) Guarantors hereby assign and grant to Administrative Agent for the ratable benefit of Administrative Agent and Lenders a security interest in all such indebtedness and security therefor, if any, of Borrower to Guarantors now existing or hereafter arising, including any dividends and payments pursuant to debtor relief or insolvency proceedings referred to below. In the event of receivership, bankruptcy, reorganization, arrangement or other debtor relief or insolvency proceedings involving Borrower as debtor, Administrative Agent and Lenders shall have the right to prove their claim in any such proceeding so as to establish its rights hereunder and shall have the right to receive directly from the receiver, trustee or other custodian (whether or not an Event of Default shall have occurred or be continuing under any of the Loan Documents), dividends and payments that are payable upon any obligation of Borrower to Guarantors now existing or hereafter arising, and to have all benefits of any security therefor, until the Guaranteed Obligations have been fully and finally paid and performed. If, notwithstanding the foregoing provisions, Guarantors should receive any payment, claim or distribution that is prohibited as provided above in this Section 5, Guarantors shall pay the same to Administrative Agent for the ratable benefit of Administrative Agent and Lenders immediately, Guarantors hereby agreeing that

12 they shall receive the payment, claim or distribution in trust for Administrative Agent and Lenders and shall have absolutely no dominion over the same except to pay it immediately to Administrative Agent for the ratable benefit of Administrative Agent and Lenders; and (d) Guarantors shall promptly upon request of Administrative Agent from time to time execute such documents and perform such acts as Administrative Agent may require to evidence and perfect its interest and to permit or facilitate exercise of its rights under this Section 5, including, but not limited to, execution and delivery of financing statements, proofs of claim, further assignments and security agreements, and delivery to Administrative Agent of any promissory notes or other instruments evidencing indebtedness of Borrower to Guarantors. All promissory notes, accounts receivable ledgers or other evidences, now or hereafter held by Guarantors, of obligations of Borrower to Guarantors shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under and is subject to the terms of this Guaranty. 6. Other Liability of Guarantors or Borrower. If Guarantors are or become liable, by guaranty, endorsement or otherwise, for any indebtedness owing by Borrower to Administrative Agent or Lenders other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of Administrative Agent and Lenders hereunder shall be cumulative of any and all other rights that Administrative Agent and Lenders may have against Guarantors. If Borrower is or becomes indebted to Administrative Agent or any Lender for any indebtedness other than or in excess of the Indebtedness for which Guarantors are liable under this Guaranty, any payment received or recovery realized upon such other indebtedness of Borrower to Administrative Agent or such Lender, as applicable, may, except to the extent paid by Guarantors on the Indebtedness or specifically required by Law or agreement of Administrative Agent or such Lender, as applicable, to be applied to the Indebtedness, in Administrative Agent’s or such Lender’s, as applicable, sole discretion, be applied upon indebtedness and obligations of Borrower to Administrative Agent or such Lender, as applicable, other than the Indebtedness. This Guaranty is independent of (and shall not be limited by) any other guaranty now existing or hereafter given. Further, Guarantors’ liability under this Guaranty is in addition to any and all other liability Guarantors may have to Administrative Agent or Lenders other than under this Guaranty in any other capacity. 7. Administrative Agent and Lenders Assigns. This Guaranty is for the benefit of Administrative Agent and Lenders, and Administrative Agent’s and Lenders’ successors and assigns, and in the event of an assignment of the Guaranteed Obligations, or any part thereof, the rights and benefits hereunder, to the extent applicable to the Guaranteed Obligations so assigned, may be transferred with such Guaranteed Obligations. Guarantors waives notice of any transfer or assignment of the Guaranteed Obligations, or any part thereof, and agrees that failure to give notice of any such transfer or assignment will not affect the liabilities of Guarantors hereunder. 8. Binding Effect. This Guaranty is binding not only on Guarantors, but also on Guarantors’ successors and assigns. If this Guaranty is signed by more than one Person, then all of the obligations of Guarantors arising hereunder shall be jointly and severally binding on each of the undersigned, and their respective successors and assigns, and the term “Guarantors” shall mean all of such Persons and each of them individually; provided that no Guarantor shall by virtue

13 of the joint and several nature of its obligations hereunder be liable under this Guaranty for any Excluded Swap Obligations with respect to such Guarantor. 9. Governing Law; Forum; Consent to Jurisdiction. This Guaranty is an agreement executed under seal. The validity, enforcement, and interpretation of this Guaranty, shall for all purposes be governed by and construed in accordance with the Laws of the Commonwealth of Virginia and applicable United States federal Law, and is intended to be performed in accordance with, and only to the extent permitted by, such Laws. All obligations of Guarantors hereunder are payable and performable at the place or places where the Guaranteed Obligations are payable and performable. Guarantors hereby irrevocably submit generally and unconditionally for Guarantors and in respect of Guarantors’ property to the nonexclusive jurisdiction of any Virginia state court, or any United States federal court sitting in the Commonwealth of Virginia, over any suit, action or proceeding arising out of or relating to this Guaranty or the Guaranteed Obligations. Guarantors hereby irrevocably waive, to the fullest extent permitted by Law, any objection that Guarantors may now or hereafter have to the laying of venue in any such court and any claim that any such court is an inconvenient forum. Final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon Guarantors and may be enforced in any court in which Guarantors are subject to jurisdiction. Nothing herein shall affect the requirement of Administrative Agent or Lenders to serve process in any manner permitted by Law or limit the right of Administrative Agent or Lenders to bring proceedings against Guarantors in any other court or jurisdiction. Guarantors hereby release, to the extent permitted by applicable Law, all errors and all rights of exemption, appeal, stay of execution, inquisition, and other rights to which Guarantors may otherwise be entitled under the Laws of the United States of America or any State or possession of the United States of America now in force or which may hereinafter be enacted. The authority and power to appear for and enter judgment against Guarantors shall not be exhausted by one or more exercises thereof or by any imperfect exercise thereof and shall not be extinguished by any judgment entered pursuant thereto. Such authority may be exercised on one or more occasions or from time to time in the same or different jurisdiction as often as Administrative Agent or Lenders shall deem necessary and desirable. 10. Invalidity of Certain Provisions. If any provision of this Guaranty or the application thereof to any Person or circumstance shall, for any reason and to any extent, be declared to be invalid or unenforceable, neither the remaining provisions of this Guaranty nor the application of such provision to any other Person or circumstance shall be affected thereby, and the remaining provisions of this Guaranty, or the applicability of such provision to other Persons or circumstances, as applicable, shall remain in effect and be enforceable to the maximum extent permitted by applicable Law. 11. Attorneys’ Fees and Costs of Collection. Guarantors shall pay on demand all reasonable attorneys’ fees and all other actual out-of-pocket costs and expenses incurred by Administrative Agent and Lenders in the enforcement of or preservation of Administrative Agent’s and Lenders’ rights under this Guaranty including, without limitation, all reasonable attorneys’ fees and expenses, investigation costs, and all court costs, whether or not suit is filed hereon, or whether at maturity or by acceleration, or whether before or after maturity, or whether in connection with bankruptcy, insolvency or appeal, or whether in connection with the collection and enforcement of this Guaranty against any other Guarantors, if there be more than one. Guarantors agrees to pay interest on any expenses or other sums due to Administrative Agent and

14 Lenders under this Section 11 that are not paid when due, at a rate per annum equal to the interest rate provided for in the Note. Guarantors’ obligations and liabilities under this Section 11 shall survive any payment or discharge in full of the Guaranteed Obligations. 12. Payments. All sums payable under this Guaranty shall be paid in lawful money of the United States of America that at the time of payment is legal tender for the payment of public and private debts. 13. Controlling Agreement. It is not the intention of Administrative Agent, Lenders or Guarantors to obligate Guarantors to pay interest in excess of that lawfully permitted to be paid by Guarantors under applicable law. Should it be determined that any portion of the Guaranteed Obligations or any other amount payable by Guarantors under this Guaranty constitutes interest in excess of the maximum amount of interest that Guarantors, in Guarantors’ capacity as guarantor, may lawfully be required to pay under applicable law, the obligation of Guarantors to pay such interest shall automatically be limited to the payment thereof in the maximum amount so permitted under applicable law. The provisions of this Section 13 shall override and control all other provisions of this Guaranty and of any other agreement between Guarantors, Lenders and Administrative Agent. 14. Representations, Warranties, and Covenants of Guarantors. Until the Guaranteed Obligations are paid and performed in full and each and every term, covenant and condition of this Guaranty is fully performed, each Guarantor hereby represents, warrants, and covenants that (a) each Guarantor will derive a material and substantial benefit, directly or indirectly, from the making of the Loan to Borrower and from the making of this Guaranty by Guarantors; (b) this Guaranty is duly authorized and valid, and is binding upon and enforceable against Guarantors; (c) neither Guarantor is, and the execution, delivery and performance by Guarantors of this Guaranty will not cause any Guarantor to be, in violation of or in default with respect to any law or in default (or at risk of acceleration of indebtedness) under any agreement or restriction by which any Guarantor is bound or affected; (d) each Guarantor is duly organized, validly existing, and in good standing under the Laws of the state of its organization, is lawfully doing business in the State of Maryland, if applicable, and has full power and authority to enter into and perform this Guaranty; (e) Guarantors will indemnify Administrative Agent and Lenders from any actual out- of-pocket loss, cost or expense as a result of any representation or warranty of Guarantors being false, incorrect, incomplete or misleading in any material respect; (f) there is no litigation pending or, to the knowledge of Guarantors, threatened before or by any tribunal against or affecting Guarantors which if adversely determined would have a Material Adverse Effect; (g) all financial statements and information heretofore furnished to Administrative Agent and Lenders by Guarantors do, and all financial statements and information hereafter furnished to Administrative Agent and Lenders by Guarantors will, fully and accurately present the condition (financial or otherwise) of Guarantors as of their dates and the results of Guarantors’ operations for the periods therein specified, Guarantors are in compliance with the financial covenants set forth in Section 18 hereof, and, since the date of the most recent financial statements of Guarantors heretofore furnished to Administrative Agent and Lenders, no material adverse change has occurred in the financial condition of Guarantors, nor, except as heretofore disclosed in writing to Administrative Agent, has Guarantors incurred any material liability, direct or indirect, fixed or contingent; (h) after giving effect to this Guaranty, Guarantors are solvent, are not engaged or about to engage in business or a transaction for which the property of Guarantors is an unreasonably small capital,

15 and do not intend to incur or believe that they will incur debts that will be beyond their ability to pay as such debts mature; (i) Administrative Agent and Lenders have no duty at any time to investigate or inform Guarantors of the financial or business condition or affairs of Borrower or any other Person or any change therein, and Guarantors will keep fully apprised of Borrower’s financial and business condition; (j) Guarantors acknowledge and agree that Guarantors may be required to pay and perform the Guaranteed Obligations in full without assistance or support from Borrower or any other Person; (k) Guarantors have read and fully understands the provisions contained in the Note, the Loan Agreement, the Mortgage and the other Loan Documents; (l) each Guarantor has been represented in the signing of this Guaranty by independent legal counsel selected of its own free will and has the opportunity to discuss this Guaranty with such legal counsel; and (m) each Guarantor has reviewed the financial statements and tax returns of the Borrower. Guarantors’ representations, warranties and covenants are a material inducement to Administrative Agent and Lenders to enter into the other Loan Documents and shall survive the execution hereof and any bankruptcy, foreclosure, transfer of security or other event affecting Borrower, Guarantors, any other party, or any security for all or any part of the Guaranteed Obligations. In addition to the foregoing, Guarantors further represents, warrants and covenants that (x) Guarantors have received and examined copies of all agreements relating to any Swap Contract relating to the Loan or any other Loan or the proposed form thereof, the observance and performance of which by Borrower is hereby guaranteed by each Guarantor that is a Qualified ECP Guarantor (as hereinafter defined); (y) Guarantors will benefit from a Swap Counterparty entering into each such Swap Contract and any transaction thereunder with Borrower, and Guarantors have determined that the execution and delivery by Guarantors of this Guaranty is necessary and convenient to the conduct, promotion and attainment of the business of Guarantors; and (z) neither Administrative Agent nor any Lender has any duty to determine whether any such Swap Contract will be or has been entered into by Borrower and/ for purposes of hedging interest rate, currency exchange rate, or other risks arising in its businesses or affairs and not for purposes of speculation or is otherwise inappropriate for Borrower. Guarantors’ representations, warranties and covenants are a material inducement to Lender to enter into the other Loan Documents and any Swap Contract shall survive the execution hereof and any bankruptcy, foreclosure, transfer of security or other event affecting Borrower, Guarantors, any other party, or any security for all or any part of the Guaranteed Obligations. 15. Notices. All notices, requests, consents, demands and other communications required or which any party desires to give hereunder or under any other Loan Document shall be given in the manner and effective as provided in the Loan Agreement; provided that, service of a notice required by any applicable statute shall be considered complete when the requirements of that statute are met. This Section shall not be construed in any way to affect or impair any waiver of notice or demand provided in this Guaranty or in any Loan Document or to require giving of notice or demand to or upon any Person in any situation or for any reason. 16. Cumulative Rights. The exercise by Administrative Agent of any right or remedy hereunder or under any other Loan Document, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy. Administrative Agent shall have all rights, remedies and recourses afforded to Administrative Agent by reason of this Guaranty or any other Loan Document or by law or equity or otherwise, and the same (a) shall be cumulative

16 and concurrent, (b) may be pursued separately, successively or concurrently against Guarantors or others obligated for the Guaranteed Obligations, or any part thereof, or against any one or more of them, or against any security or otherwise, at the sole and absolute discretion of Administrative Agent, (c) may be exercised as often as occasion therefor shall arise, it being agreed by Guarantors that the exercise of, discontinuance of the exercise of or failure to exercise any of such rights, remedies, or recourses shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse, and (d) are intended to be, and shall be, nonexclusive. No waiver of any default on the part of Guarantors or of any breach of any of the provisions of this Guaranty or of any other document shall be considered a waiver of any other or subsequent default or breach, and no delay or omission in exercising or enforcing the rights and powers granted herein or in any other document shall be construed as a waiver of such rights and powers, and no exercise or enforcement of any rights or powers hereunder or under any other document shall be held to exhaust such rights and powers, and every such right and power may be exercised from time to time. The granting of any consent, approval or waiver by Administrative Agent shall be limited to the specific instance and purpose therefor and shall not constitute consent or approval in any other instance or for any other purpose. No notice to or demand on Guarantors in any case shall of itself entitle Guarantors to any other or further notice or demand in similar or other circumstances. No provision of this Guaranty or any right, remedy or recourse of Administrative Agent with respect hereto, or any default or breach, can be waived, nor can this Guaranty or Guarantors be released or discharged in any way or to any extent, except specifically in each case by a writing intended for that purpose (and which refers specifically to this Guaranty) executed, and delivered to Guarantors, by Administrative Agent on behalf of Lenders. 17. Term of Guaranty. This Guaranty shall continue in effect until all the Guaranteed Obligations are fully and finally paid, performed and discharged, except that, and notwithstanding any return of this Guaranty to Guarantors, this Guaranty shall continue in effect (i) with respect to any of the Guaranteed Obligations that survive the full and final payment of the indebtedness evidenced by the Note, (ii) with respect to all obligations and liabilities of Guarantors under Section 11, and (iii) as provided in Section 3(b). 18. Financial Statements; Financial Covenants. (a) Guarantors shall deliver to Administrative Agent financial statements and other information of the type and at the times provided in the Loan Agreement. All assets shown on the financial statements provided by Guarantors, unless clearly designated to the contrary, shall be conclusively deemed to be free and clear of any exemption or any claim of exemption of Guarantors at the date of the financial statements and at all times thereafter. Acceptance of any financial statement by Administrative Agent and Lenders, whether or not in the form prescribed herein, shall be relied upon by Administrative Agent and Lenders in the administration and enforcement of the Loan. (b) Until such time as the Loan is paid in full and Lenders have no obligation to extend additional credit to Borrower, Guarantors, on a combined basis, shall comply with the covenants set forth in Section 8.15 (the “Guarantor Financial Covenants”) of the Credit Agreement (as defined in the Loan Agreement), to be measured and confirmed in accordance with the Credit Agreement. Guarantor agrees that, to the extent the Credit Agreement expires, terminates or is otherwise no longer in effect, Guarantor shall continue to comply with the Guarantor Financial

17 Covenants in effect immediately prior to such expiration or termination; provided that if the Credit Agreement is replaced from time to time with another senior revolving credit facility to which Administrative Agent is a party, then Guarantor only will be obligated to comply with the financial covenants in effect from time to time under such replacement senior revolving credit facility. If the Credit Agreement is replaced from time to time with another senior revolving credit facility to which Administrative Agent is not a party, then Administrative Agent and Lenders will consider in good faith Guarantor’s request to conform the financial covenants hereunder to the financial covenants in effect from time to time under such replacement senior revolving credit facility, but acceptance of such replacement financial covenants shall be accepted or rejected in Required Lenders’ sole discretion. Upon Administrative Agent’s written request, Guarantor shall execute an amendment to this Guaranty to reflect such then currently existing financial covenants. (c) [Intentionally Omitted]. (d) [Intentionally Omitted]. (e) Guarantors also agree to provide to Administrative Agent such other and further financial information with respect to Guarantors as Lender shall from time to time request. 19. Disclosure of Information. Administrative Agent or Lenders may sell or offer to sell the Loan or interests in the Loan to one or more assignees or participants and may disclose to any such assignee or participant or prospective assignee or participant, to Administrative Agent’s or Lenders’ affiliates, including without limitation PNC Capital Markets, LLC, to any regulatory body having jurisdiction over Administrative Agent or Lenders and to any other parties as necessary or appropriate in Administrative Agent’s or Lenders’ reasonable judgment, any information Administrative Agent or Lenders now have or hereafter obtain pertaining to the Loan or any other Loan, this Guaranty, or Guarantors, including, without limitation, information regarding any security for the Loan or any other Loan or for this Guaranty, credit or other information on Guarantors, Borrower, and/or any other party liable, directly or indirectly, for any part of the Loan or any other Loan. 20. Right of Set Off. Upon the occurrence and during the continuance of any Event of Default, however defined, in the payment or performance when due of any of the Guaranteed Obligations, Administrative Agent and each Lender are hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, without notice to any Person (any such notice being expressly waived by Guarantors to the fullest extent permitted by applicable law), to set off and apply any and all deposits, funds, or assets at any time held and other indebtedness at any time owing by Administrative Agent or such Lender, as applicable, to or for the credit or the account of Guarantors against any and all of the obligations of Guarantors now or hereafter existing under this Guaranty, whether or not Administrative Agent shall have made any demand under this Guaranty or exercised any other right or remedy hereunder. Administrative Agent or such Lender, as applicable, will promptly notify Guarantors after any such set-off and application made by Administrative Agent or such Lender, as applicable, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of Administrative Agent and each Lender under this Section 20 are in addition to the other rights and remedies (including other rights of set-off) that Administrative Agent and Lenders may have and every right of set-off and lien shall continue in full force and effect until such right of set-off or

18 lien is specifically waived or released by an instrument in writing executed by Administrative Agent or such Lender. 21. Subrogation. Notwithstanding anything to the contrary contained herein, Guarantors shall not have any right of subrogation in or under any of the Loan Documents or to participate in any way therein, or in any right, title or interest in and to any security or right of recourse for the Indebtedness or any right to reimbursement, exoneration, contribution, indemnification or any similar rights, until the Indebtedness has been fully and finally paid. This waiver is given to induce Lenders to make the Loan to Borrower. 22. Further Assurances. Guarantors at Guarantors’ expense will promptly execute and deliver to Administrative Agent upon Administrative Agent’s request all such other and further documents, agreements, and instruments in compliance with or accomplishment of the agreements of Guarantors under this Guaranty. 23. No Fiduciary Relationship. The relationship among Administrative Agent, Lenders and Guarantors is solely that of lender and guarantor. Administrative Agent and Lenders have no fiduciary or other special relationship with or duty to Guarantors and none is created hereby or may be inferred from any course of dealing or act or omission of Administrative Agent or Lenders. 24. Interpretation. If this Guaranty is signed by more than one Person as “Guarantors”, then the term “Guarantors” as used in this Guaranty shall refer to all such Persons, jointly and severally, and all promises, agreements, covenants, waivers, consents, representations, warranties and other provisions in this Guaranty are made by and shall be binding upon each and every such Person, jointly and severally and Administrative Agent may pursue any Guarantors hereunder without being required (i) to pursue any other Guarantors hereunder or (ii) pursue rights and remedies under the Mortgage and/or applicable law with respect to the Property or any other Loan Documents. The term “Lenders” shall be deemed to include any subsequent holder(s) of the Note. Whenever the context of any provisions hereof shall require it, words in the singular shall include the plural, words in the plural shall include the singular, and pronouns of any gender shall include the other gender. Captions and headings in the Loan Documents are for convenience only and shall not affect the construction of the Loan Documents. All references in this Guaranty to Schedules, Articles, Sections, Subsections, paragraphs and subparagraphs refer to the respective subdivisions of this Guaranty, unless such reference specifically identifies another document. The terms “herein”, “hereof”, “hereto”, “hereunder” and similar terms refer to this Guaranty and not to any particular Section or subsection of this Guaranty. The terms “include” and “including” shall be interpreted as if followed by the words “without limitation”. All references in this Guaranty to sums denominated in dollars or with the symbol “$” refer to the lawful currency of the United States of America, unless such reference specifically identifies another currency. For purposes of this Guaranty, “Person” or “Persons” shall include firms, associations, partnerships (including limited partnerships), joint ventures, trusts, corporations, limited liability companies, and other legal entities, including governmental bodies, agencies, or instrumentalities, as well as natural persons. 25. Time of Essence. Time shall be of the essence in this Guaranty with respect to all of Guarantors’ obligations hereunder.

19 26. Counterparts. This Guaranty may be executed in multiple counterparts, each of which, for all purposes, shall be deemed an original, and all of which taken together shall constitute but one and the same agreement. 27. Entire Agreement. This Guaranty embodies the entire agreement between Administrative Agent, Lenders and Guarantors with respect to the guaranty by Guarantors of the Guaranteed Obligations. This Guaranty supersedes all prior agreements and understandings, if any, with respect to the guaranty by Guarantors of the Guaranteed Obligations. No condition or conditions precedent to the effectiveness of this Guaranty exist. This Guaranty shall be effective upon execution by Guarantors and delivery to Administrative Agent. This Guaranty may not be modified, amended or superseded except in a writing signed by Administrative Agent and Guarantors referencing this Guaranty by its date and specifically identifying the portions hereof that are to be modified, amended or superseded. 28. WAIVER OF JURY TRIAL. GUARANTORS HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH GUARANTORS, ADMINISTRATIVE AGENT AND/OR LENDERS MAY BE PARTIES ARISING OUT OF, IN CONNECTION WITH, OR IN ANY WAY PERTAINING TO, THIS GUARANTY, THE NOTE, THE MORTGAGE, THE LOAN AGREEMENT AND ANY OTHER LOAN DOCUMENT. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS GUARANTY. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY GUARANTORS, AND GUARANTORS HEREBY REPRESENT THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. GUARANTORS FURTHER REPRESENT AND WARRANT THAT THEY HAVE BEEN REPRESENTED IN THE SIGNING OF THIS GUARANTY AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. 29. ERISA. As of the date hereof and throughout the term of this Guaranty, (a) Guarantor is not and will not be (i) an “employee benefit plan,” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”); or (ii) a “plan” within the meaning of Section 4975(e) of the Code; (b) the assets of Guarantor do not and will not constitute “plan assets” within the meaning of the United States Department of Labor Regulations set forth in 29 C.F.R. §2510.3-101, as modified by Section 3(42) of ERISA; and (c) Guarantor is not and will not be a “governmental plan” within the meaning of Section 3(32) of ERISA and transactions by or with Guarantor are not and will not be subject to federal, state or local statutes applicable to Guarantor regulating investments of fiduciaries with respect to governmental plans. 30. Credit Verification. Each legal entity and individual obligated on this Guaranty, whether as one of the Guarantors, a general partner of one of the Guarantors or in any other capacity, hereby authorizes Lenders to check any credit references, verify his/her employment and obtain credit reports from credit reporting agencies of Administrative Agent’s or Lenders’ choice

20 in connection with any monitoring, collection or future transaction concerning the Loan, including any modification, extension or renewal of the Loan. Also in connection with any such monitoring, collection or future transaction, Administrative Agent and each of Administrative Agent and Lenders are hereby authorized to check credit references, verify employment and obtain a third party credit report for the spouse of any married person obligated on this Guaranty, if such person lives in a community property state. 31. Swap Obligations. Each Person obligated on this Guaranty, whether as one of the Guarantors, a general partner of one of the Guarantors or in any other capacity, will be deemed to represent to Administrative Agent on each date on which a Swap Transaction is entered into pursuant to any Swap Contract that such Person is an “eligible contract participant” and that each guarantor, if any, of its Swap Obligations (as defined below) that are included as part of the Guaranteed Obligations is an “eligible contract participant,” as such term is defined in the U.S. Commodity Exchange Act (as defined below). For purposes of this provision, the following terms shall have the meanings set forth below: “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the guarantee of such Swap Obligation by such Guarantor pursuant to this Guaranty (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 32 hereof and any and all guarantees of such Guarantor’s Swap Obligations by other Persons) at the time such Guarantor’s obligations to guarantee such Swap Obligation pursuant to this Guaranty are otherwise effective. “Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Guarantor that has total assets exceeding $10,000,000 at the time such Guarantor’s guarantee of such Swap Obligation pursuant to this Guaranty becomes effective, or otherwise constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder, and can cause another Person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “Swap Obligations” means with respect to any Person any obligation incurred with respect to a transaction that is a “swap” as defined in the Section 1a(47) of the Commodity Exchange Act and CFTC Regulation 1.3(xxx). 32. Acknowledgement Regarding Any Supported QFCs. Section 9.23 of the Loan Agreement is incorporated herein by reference as if fully set forth herein and Guarantor acknowledges and agrees to be bound by the terms of said section for any QFC Credit Support and/or Supported QFC, as such terms may be defined in the Loan Agreement.

21 THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. [Signatures Appear On the Following Page]